Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Evergreen Solar, Inc.		Case No. 11-12590 (MFW)
Debtor		Reporting Period: 8/16/2011 - 8/27/2011

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/ Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements				X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returns filed during reporting period				X
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Joint Debtor	Date

/s/ Donald W. Reilly	9/30/2011
Signature of Authorized Individual*	Date

Donald W. Reilly	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Evergreen Solar, Inc.
Case No. 11-12590 (MFW)

Schedule of Receipts and Disbursements

$ amounts in 000's	Rolling Two-Week Forecast	Rolling Two-Week Actual
Week ending	Aug-27	Aug-27

Receipts:
Pre-petition receivables	$-	$1,325.3
Post-petition Inventory Sales	-	-

Total Receipts	$-	$1,325.3

Disbursements
Operating Disbursements
Salaries & Benefits	$110.2	$115.2
Rent, utilities and taxes	64.0	-
Materials, fees and other	340.9	77.7

Total Operating Disbursements	$515.1	$192.9

Non-Operating Disbursements
Severance	$253.5	$-
Other transition costs (Mid,Dev,GmbH)	273.6	63.8
Ordinary Course Professionals - Non-op	-	-
Debt reduction	12,500.0	12,500.0
Restructuring Professionals	-	-

Total Non-Operating Disbursements	$13,027.1	$12,563.8

Total Disbursements	$13,542.2	$12,756.7

Net Cash Flow	$(13,542.2)	$(11,431.4)

In re Evergreen Solar, Inc.	Case No. 11-12590 (MFW)
Debtor	Reporting Period.: 8/16/2011 - 8/27/2011

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$12,757
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$12,757

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
EVERGREEN SOLAR, INC.,2)		Case No. 11-12590 (MFW)
)
Debtor.	)

September 30, 2011

Office of the United States Trustee

Subject: Attestation Regarding Bank Account Reconciliations

The debtor, Evergreen Solar, Inc., hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The debtor has, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Donald W. Reilly
Name: Donald W. Reilly
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 30th
day of September, 2011.

/s/ Elaine M. Rowe
Notary Public

My Commission Expires:	Oct. 3, 2014

2 The last four digits of the Debtor’s federal tax identification number are 2254. The Debtor’s mailing address is 138 Bartlett Street, Marlboro, MA 01752.

In re Evergreen Solar, Inc.	Case No. 11-12590 (MFW)
Debtor	Reporting Period.: 8/16/2011 - 8/27/2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
N/A

In re Evergreen Solar, Inc.	Case No. 11-12590 (MFW)
Debtor	Reporting Period.: 8/16/2011 - 8/27/2011

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$-	$
Less: Returns and Allowances
Net Revenue	$-	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)	68,106
Less: Ending Inventory
Cost of Goods Sold	68,106
Gross Profit	(68,106)
OPERATING EXPENSES
Advertising
Bad Debts
Employee Benefits Programs	87,394
Insider Compensation*
Insurance
Intercopany Marketing Fee	201,727
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries & Wages	473,738
Supplies / Materials	23,300
Taxes - Payroll	26,750
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	2,782
Utilities	58,987
Other (attach schedule)	27,853
Total Operating Expenses Before Depreciation	902,531
Depreciation/Depletion/Amortization	411,428
Net Profit (Loss) Before Other Income & Expenses	(1,382,065)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(317)
Interest Expense
Other Expense (attach schedule)	4,651
Net Profit (Loss) Before Reorganization Items	(1,386,399)
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$(1,386,399)	$

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Evergreen Solar, Inc.	Case No. 11-12590 (MFW)
Debtor	As of.: 8/27/2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BOOK VALUE ON
ASSETS	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$43,819,525
Accounts Receivable (Net)	3,707,999
Intercompany Receivables	83,857,983
Inventories	13,763,872
Prepaid Cost of Inventory	8,995,004
Other Current Assets (attach schedule)	15,788,647
TOTAL CURRENT ASSETS	169,933,030
PROPERTY AND EQUIPMENT
Real Property and Improvements	209,954,740
Machinery and Equipment	258,121,608
Furniture, Fixtures and Office Equipment	6,077,374
Construction-in-Progress	16,788,656
Leasehold Improvements	7,137,865
Less Accumulated Depreciation	(435,510,506)
TOTAL PROPERTY & EQUIPMENT	62,569,737
OTHER ASSETS
Loans to Insiders*	-
Restricted Cash	1,324,308
Deferred Financing Costs	7,009,382
Loans and Related Interest Receivable	8,785,535
Prepaid Cost of Inventory	63,743,742
Investments in Subsidiaries and Intercompany Loans	38,579,525
Other Assets (attach schedule)	-
TOTAL OTHER ASSETS	119,442,492

TOTAL ASSETS	$351,945,259

BOOK VALUE AT END OF CURRENT
LIABILITIES AND OWNER EQUITY	REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$367,748
Intercompany Payables	274,079
Accrued Employee Compensation	463,458
Amounts Due to Insiders*	-
Other Postpetition Liabilities (attach schedule)	-
TOTAL POSTPETITION LIABILITIES	1,105,285
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable	12,476,578
Goods Received Not Invoiced	386,821
Intercompany Payables	76,461,938
Other Accrued Expenses	6,001,893
Accrued Employee Compensation	-
Accrued Debt Interest	10,766,124
Accrued Warranty	4,346,764
Secured Debt	152,500,000
Unsecured Debt	208,306,000
Debt Discount	(18,401,150)
Deferred Income Taxes	1,204,049
TOTAL PRE-PETITION LIABILITIES	454,049,017

TOTAL LIABILITIES	455,154,302
OWNER EQUITY
Capital Stock	416,519
Additional Paid-In Capital	1,050,339,182
Owner's Equity Account
Retained Earnings - Pre-Petition	(1,152,579,412)
Retained Earnings - Postpetition	(1,386,399)
Adjustments to Owner Equity (attach schedule)
Accumulated Other Comprehensive Income	1,067
NET OWNER EQUITY	(103,209,043)

TOTAL LIABILITIES AND OWNERS' EQUITY	$351,945,259

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Evergreen Solar, Inc.	Case No. 11-12590 (MFW)
Debtor	Reporting Period.: 8/27/2011

BALANCE SHEET - continuation sheet

BOOK VALUE ON
ASSETS	PETITION DATE
Other Current Assets (from balance sheet)
Deferred Tax Assets	$1,204,049
Other Receivables (primarily interest paid on 4% notes)	4,942,674
Prepaid Expenses	3,246,148
Spare Parts, Net	454,492
Deferred Restructuring Costs	5,853,943
Other	87,341
OTHER CURRENT ASSETS	$15,788,647

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
EVERGREEN SOLAR, INC.,1)		Case No. 11-12590 (MFW)
)
Debtor.	)

September 30, 2011

Office of the United States Trustee

Subject: Attestation Regarding Postpetition Taxes

The debtor, Evergreen Solar, Inc., hereby submits this attestation regarding postpetition taxes.

All postpetition taxes for the debtor, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Donald W. Reilly
Name: Donald W. Reilly
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 30th
day of September, 2011.

/s/ Elaine M. Rowe
Notary Public

My Commission Expires:	Oct. 3, 2014

1 The last four digits of the Debtor’s federal tax identification number are 2254. The Debtor’s mailing address is 138 Bartlett Street, Marlboro, MA 01752.

Evergreen Solar, Inc.
Case No. 11-12590 (MFW)
MOR-4 - AP Aging

Co Code	Vendor	Vend Name	Ref Number	Doc Nbr	Posting Date	Due Date	Amt in Local Curr	Current	0-30
Post-Petition
1000	100783	Verizon	9782662200AUG-B	19030108	8/28/2011	8/25/2011	(28)	-	(28)
1000	100783	Verizon	9782662201AUG-B	19030112	8/28/2011	8/25/2011	(763)	-	(763)
4000	103448	Clipboard Engineering, LLC	2011-ESLR-01A	5200044312	8/28/2011	8/23/2011	(3,600)	-	(3,600)
4000	103468	Lawrence Felton	ADVANCESEPTCHINA	19030048	8/28/2011	8/24/2011	(1,400)	-	(1,400)
4000	103468	Douglas Miller	MILEAGEMERRIMAC	19030011	8/28/2011	8/11/2011	(80)	-	(80)
4000	103468	Tim Power	ATSVISIT08/2011	19030010	8/28/2011	8/18/2011	(102)	-	(102)
4000	103604	Lana Chan	ADVANCESEPTCHINA	19030050	8/28/2011	8/24/2011	(5,000)	-	(5,000)
4000	103649	Xiang Dai	ADVANCECHINA&US	19030049	8/28/2011	8/24/2011	(6,500)	-	(6,500)
4000	103753	Acton Technologies, Inc.	160024	5200044298	8/28/2011	9/15/2011	(160)	(160)	-
1000	103887	American Alarm & Communications,In	357191A	5200044357	8/28/2011	8/10/2011	(2,121)	-	(2,121)
1000	103971	Atlas Water Systems, Inc.	AW0000129539-B	5200044478	8/28/2011	9/18/2011	(2,459)	(2,459)	-
1000	104048	AT&T Mobility	824089012AUG11-B	19030201	8/28/2011	9/4/2011	(4,868)	(4,868)	-
1000	104130	Cintas Corporation	346364479	5200044302	8/28/2011	8/19/2011	(111)	-	(111)
1000	104203	Cintas Corporation	346364480	5200044300	8/28/2011	8/19/2011	(439)	-	(439)
1000	104227	Cintas Corporation	346364481	5200044301	8/28/2011	8/19/2011	(96)	-	(96)
1000	104259	Eagle Leasing Company	RI354408-B	5200044373	8/28/2011	8/30/2011	(26)	(26)	-
1000	104259	Eagle Leasing Company	RI358144	5200044319	8/28/2011	9/14/2011	(94)	(94)	-
1000	104259	Eagle Leasing Company	RI358144	5200044351	8/28/2011	9/14/2011	94	94	-
1000	104259	Eagle Leasing Company	RI358144-B	5200044356	8/28/2011	9/14/2011	(47)	(47)	-
1000	104259	Nationalgrid	2854757021AUG11	19030206	8/28/2011	9/13/2011	(9,003)	(9,003)	-
1000	104259	Nationalgrid	7837466035AUG11	19030205	8/28/2011	9/13/2011	(11,363)	(11,363)	-
1000	104259	Matheson Tri-Gas, Inc.	R107585815-B	5200044481	8/28/2011	9/20/2011	(81)	(81)	-
1000	104259	Matheson Tri-Gas, Inc.	R107587202-B	5200044483	8/28/2011	9/20/2011	(24)	(24)	-
1000	104259	Merrimac Tool Company, Inc.	21803	5200044457	8/28/2011	8/2/2011	(2,085)	-	(2,085)
1000	104259	Monster.com	4747192-6	19030125	8/28/2011	9/24/2011	(325)	(325)	-
1000	104259	Nstar Gas	16545790038AUG-B	19030132	8/28/2011	9/1/2011	(15)	(15)	-
1000	104259	Nstar Gas	27416070038AUG-B	19030130	8/28/2011	9/1/2011	(7)	(7)	-
1000	104259	Verizon	5083033198AUG-B	19030110	8/28/2011	8/19/2011	(12)	-	(12)
1000	104259	Verizon	5084811384AUG-B	19030106	8/28/2011	8/23/2011	(240)	-	(240)
1000	104259	Verizon	6178159381AUG-B	19030198	8/28/2011	8/31/2011	(779)	(779)	-
1000	104259	Waste Management of MA, Inc.	678004717347-B	5200044367	8/28/2011	8/1/2011	(78)	-	(78)
1000	104259	XO Communications	0245230146-B	19030061	8/28/2011	8/11/2011	(1,346)	-	(1,346)
1000	104259	Sprint Email Protection Services	6870057226-B	19030116	8/28/2011	9/13/2011	(477)	(477)	-
1000	104259	Automation Solutions Inc.	IN054479	5200044304	8/28/2011	9/8/2011	(1,427)	(1,427)	-
1000	104259	Easylink Services Corporation	07769341109-B	19030179	8/28/2011	9/2/2011	(52)	(52)	-
1000	104259	Premiere Global Services	09053210-B	19030114	8/28/2011	9/8/2011	(782)	(782)	-
1000	104259	Rack Space Managed Hosting	100533528-B	5200044354	8/28/2011	8/5/2011	(404)	-	(404)
1000	104259	NC State University	CNG0038181-B	5200044369	8/28/2011	8/21/2011	(9,375)	-	(9,375)
1000	104259	Iron Mountain Information Mngmt	DVN3666-B	19030068	8/28/2011	8/30/2011	(89)	(89)	-
1000	104259	Iron Mountain Information Mngmt	DVN6146-B	5200044365	8/28/2011	8/30/2011	(70)	(70)	-
1000	104259	Iron Mountain Information Mngmt	DYX1298-B	19030121	8/28/2011	9/20/2011	(178)	(178)	-
1000	104259	MassDevelopment	GROUNDLEASE2011	19030009	8/28/2011	8/23/2011	(1)	-	(1)
1000	104259	MassDevelopment	18113- B	19030199	8/28/2011	9/6/2011	(1,612)	(1,612)	-
1000	104259	MassDevelopment	18114-B	19030194	8/28/2011	9/6/2011	(20)	(20)	-
1000	104259	MassDevelopment	808000181-B	19030196	8/28/2011	9/9/2011	(25,544)	(25,544)	-
1000	104259	Process Asbuilts	14127	5200044299	8/28/2011	8/31/2011	(308)	(308)	-
1000	104259	Uniclean Cleanroom Services	0450293633	5200044479	8/28/2011	9/16/2011	(431)	(431)	-
1000	104259	ABM Janitorial Serv. SVCS Neast Inc	2805306-B	5200044371	8/28/2011	8/31/2011	(4,564)	(4,564)	-
1000	104259	E.L. Harvey & Sons, Inc.	27449-1-110831-B	5200044437	8/28/2011	9/15/2011	(46)	(46)	-
1000	104259	E.L. Harvey & Sons, Inc.	27449-2-110831-B	5200044438	8/28/2011	9/15/2011	(794)	(794)	-
1000	104259	Praxair Inc.	PRAXAIR	15000053	8/28/2011	8/26/2011	672	-	672
1000	104259	Praxair Inc.	40537437-B	5200044409	8/28/2011	9/19/2011	(119)	(119)	-
1000	104259	Unifirst Corporation	0443874102	5200044297	8/28/2011	9/15/2011	(55)	(55)	-
1000	104259	Cintas Corp	016360009	5200044381	8/28/2011	9/18/2011	(114)	(114)	-
1000	104259	Consumers Energy	100060729405AUG	19000680	8/28/2011	8/24/2011	(1,442)	-	(1,442)
1000	104259	Metropolitan Telecommunications	01004555037487-B	19000688	8/28/2011	8/7/2011	(456)	-	(456)
1000	104259	Metropolitan Telecommunications	01004555037527	19000671	8/28/2011	8/23/2011	(2,004)	-	(2,004)
1000	104259	Titan Equipment Services, Inc.	32447V-B	5200044429	8/28/2011	9/14/2011	(345)	(345)	-
1000	104259	Mitrano Removal Services LLC	29710-B	5200044434	8/28/2011	9/15/2011	(181)	(181)	-
1000	104259	IPG Photonics Corporation	40541	5200044342	8/28/2011	9/18/2011	(11,712)	(11,712)	-
1000	104259	Konica Minolta Premier Finance	56047502-B	19030063	8/28/2011	8/27/2011	(430)	-	(430)
1000	104259	C.H. Powell Company	1580252 A	19030052	8/28/2011	9/22/2011	(680)	(680)	-
1000	104259	Eric Edward Meylan	SEPTEMBER11RENT	19029976	8/28/2011	8/22/2011	(2,600)	-	(2,600)
1000	104259	Expeditors N.V.	E600678018	19030018	8/28/2011	9/15/2011	(613)	(613)	-
1000	104259	Expeditors N.V.	E600679003	19030003	8/28/2011	9/17/2011	(612)	(612)	-
1000	104259	Expeditors N.V.	E600679007	19030004	8/28/2011	9/17/2011	(2,232)	(2,232)	-
1000	104259	Expeditors N.V.	E600679017	19030005	8/28/2011	9/17/2011	(2,232)	(2,232)	-
1000	104259	Expeditors N.V.	E600679837	19030019	8/28/2011	9/22/2011	(6,563)	(6,563)	-
1000	104259	Expeditors N.V.	E600680109	19030020	8/28/2011	9/22/2011	(3,215)	(3,215)	-
1000	104290	Expeditors N.V.	E600680113	19030021	8/28/2011	9/22/2011	(3,215)	(3,215)	-
1000	104339	Expeditors N.V.	E600680114	19030022	8/28/2011	9/22/2011	(19,641)	(19,641)	-
1000	104339	Expeditors N.V.	E600680115	19030023	8/28/2011	9/22/2011	(3,215)	(3,215)	-
1000	104339	Expeditors N.V.	E600680117	19030024	8/28/2011	9/22/2011	(3,215)	(3,215)	-
1000	104339	Expeditors N.V.	E600680119	19030025	8/28/2011	9/22/2011	(6,322)	(6,322)	-
1000	104343	Expeditors N.V.	E600680120	19030026	8/28/2011	9/22/2011	(6,322)	(6,322)	-
1000	104343	Expeditors N.V.	E600680125	19030027	8/28/2011	9/22/2011	(6,322)	(6,322)	-
1000	104343	Expeditors N.V.	E600680129	19030028	8/28/2011	9/22/2011	(3,215)	(3,215)	-
1000	104356	Classic Plumbing & Heating Contract	9071	5200044314	8/28/2011	8/16/2011	(398)	-	(398)
1000	104413	Akin Gump Strauss Hauer + Feld, LLP	1384198	19030202	8/28/2011	10/16/2011	(178,675)	(178,675)	-
1000	104440	Nexeo Solutions, LLC	PREPAYMENT8/26	19030044	8/28/2011	8/21/2011	(2,950)	-	(2,950)

					Post-Petition		(367,748)	(324,360)	(43,388)

In re Evergreen Solar, Inc. | Case # 11-12590 (MFW)	As of.: 8/27/2011
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	13,850,321
+ Amounts billed during the period	-
- Amounts collected during the period	(1,279,665)
Total Accounts Receivable at the end of the reporting period	12,570,656

Accounts Receivable Aging	Amount
0 - 30 days old	1,667,383
31 - 60 days old	1,108,212
61 - 90 days old	268,831
91+ days old	9,526,230
Total Accounts Receivable	12,570,656
Amount considered uncollectible (Bad Debt)	(8,851,452)
Accounts Receivable (Net)	3,719,204

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.	x
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.	x
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.	x